Exhibit 4.75
Contract No.: L12006028
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Appendix 1:
SHANGHAI STOCK EXCHANGE SECURITIES INFORMATION OPERATION LICENSE
Contract No.: L12006028
Entity: Fortune Software (Beijing) Co., Ltd.
Address: Floor 9, Tower C, Corporate Square, No. 35 Financial Street, Xicheng District, Beijing 100033, China
Legal Representative: Zhiwei Zhao
Information Licensed to Operate:
1. Shanghai Stock Exchange Level-1 Quotes
Purpose: Transmit to terminal users via internet (www.jrj.com)
Territory: Mainland China (excluding Hong Kong, Macau & Taiwan)
Valid Term: January 1, 2011 to December 31, 2011
Date of Issuance: January 2011

By:	Shanghai Stock Exchange
Information Network Co., Ltd.

***	- indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028
Appendix 2:
PAYMENT OF FEES
1. Fees payable by Party B are as follows:
1.1 Royalty: ***
1.2 Usage fee: ***
Total: ***
2. Method of Payment:
2.1 Within ten business days from the date hereof, Party B shall remit the above fees to the bank and account designated by Party A.
2.2	Designated bank and account by Party A: Bank: China Merchants Bank, Shanghai Branch, Jinqiao Sub-branch Name: Shanghai Stock Exchange Information Network Co., Ltd. Account No.:

Party A: Shanghai Stock Exchange Information Network Co., Ltd.	Party B: Fortune Software (Beijing) Co., Ltd.

(Signature or Seal) /s/	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution:	Date of Execution:

***	- indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028
Appendix 3:
Shanghai Stock Exchange Information Network Co., Ltd. Information Service Order

Product/ Service	Product/Service
Type	Name	Description	Quantity	Select
Satellite System	Shanghai Broadband Satellite VSAT	Subscribe by Party B from Shanghai Stock Communication Co., Ltd.	One Set	Yes
Ground System	INTERNET Transmission	Provided by Party A, ***	One Set	Yes
	Dedicated Line Transmission	Provided by Party A, ***	One Set	No

Notes:	None

Party A: Shanghai Stock Exchange Information Network Co., Ltd.	Party B: Fortune Software (Beijing) Co., Ltd.

(Signature or Seal) /s/	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution:	Date of Execution:

***	- indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission